                        5,000,000 Preferred Securities

                            RELIASTAR FINANCING II
                              (a Delaware Trust)

        8.10% Trust Originated Preferred Securities (SM)("TOPrS (SM)")
              (Liquidation Amount of $25 Per Preferred Security)


                            UNDERWRITING AGREEMENT
                            ----------------------

                                                May 29, 1997
MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
DAIN BOSWORTH INCORPORATED
DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION
THE ROBINSON-HUMPHREY COMPANY, INC.
SMITH BARNEY INC.
 as Representatives of the several Underwriters named in Schedule A hereto
c/o   MERRILL LYNCH & CO.
      Merrill Lynch, Pierce, Fenner & Smith Incorporated
      Merrill Lynch World Headquarters
      North Tower
      World Financial Center
      New York, New York 10281

Ladies and Gentlemen:

          ReliaStar Financing II (the "Trust"), a statutory business trust organized under the Business Trust Act (the "Delaware Act") of the State of Delaware (Chapter 38, Title 12, of the Delaware Code, 12 Del. C. (S)(S) 3801 et
                                                                             --
seq.), and ReliaStar Financial Corp., a Delaware corporation (the "Company" and,
---
together with the Trust, the "Offerors"), confirm their agreement (the "Agreement") with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Dain Bosworth Incorporated, Donaldson, Lufkin & Jenrette Securities Corporation, The Robinson-Humphrey Company, Inc., Smith Barney Inc. and each of the other Underwriters named in Schedule A hereto (collectively, the "Underwrit ers", which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom such firms are acting as representatives (in such capacity, such firms shall hereinafter be referred to as the "Representatives" with respect to the sale by the Trust and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of 8.10% Trust Originated

____________________

/SM/ "Trust Originated Preferred Securities" and "TOPrS" are service marks of
     Merrill Lynch & Co., Inc.

Preferred Securities (liquidation amount of $25 per preferred security) of the Trust set forth in said Schedule A (the "Preferred Securities") in each case except as may otherwise be provided in the Pricing Agreement, as hereinafter defined. The Preferred Securities will be guaranteed by the Company with respect to distributions and payments upon liquidation, redemption and otherwise (the "Preferred Securities Guarantee") pursuant to the Preferred Securities Guarantee Agreement (the "Preferred Securities Guarantee Agreement"), to be dated as of June 3, 1997, between the Company and Wilmington Trust Company, as trustee (the "Guarantee Trustee"), and entitled to the benefits of certain backup undertakings described in the Prospectus (as defined herein) with respect to the Company's agreement pursuant to the Supplemental Indenture (as defined herein) to pay all expenses relating to administration of the Trust (the "Undertakings").

          Prior to the purchase and public offering of the Preferred Securities by the several Underwriters, the Offerors and the Representatives, acting on behalf of the several Underwriters, shall enter into an agreement substantially in the form of Exhibit A hereto (the "Pricing Agreement"). The Pricing Agreement may take the form of an exchange of any standard form of written telecommunication between the Offerors and the Representatives and shall specify such applicable information as is indicated in Exhibit A hereto. The offering of the Preferred Securities will be governed by this Agreement, as supplemented by the Pricing Agreement. From and after the date of the execution and delivery of the Pricing Agreement, this Agreement shall be deemed to incorporate the Pricing Agreement.

          The Company has filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended (the "1933 Act"), a registration statement on Form S-3 (File No. 33-87588) under the 1933 Act for the offering from time to time of its debt securities, preferred stock, depositary shares, securities warrants and/or common stock, including rights to purchase preferred stock (the "1994 Securities"), having an aggregate offering price of up to $250,000,000 and such registration statement has become effective. Such registration statement (including all documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act) as amended pursuant to the 1933 Act, the 1934 Act or otherwise is hereinafter referred to as the "1994 Registration Statement." While an aggregate offering price of $140,000,000 of the 1994 Securities remained unsold, the Offerors filed with the commission on Form S-3 (No. 33-80497) under the 1933 Act for the offering from time to time of its securities (the "1996 Securities"), having an aggregate offering price of up to $250,000,000 (which includes the $140,000,000 of unsold 1994 Securities). Such registration statement (including all documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act) as amended pursuant to the 1933 Act, 1934 Act or otherwise is hereinafter referred to as the "1995 Registration Statement." On March 29, 1996, the Company and ReliaStar Financing I, a Delaware business trust, sold securities pursuant to the 1995 Registration Statement to certain underwriters in a public offering having an aggregate offering price of $125,000,000. While an aggregate offering price of $125,000,000 of the 1996 Securities remained unsold, the Offerors (a) filed with the Commission a registration statement on Form S-3 (No. 333-26881) for the registration under the 1933 Act of up to $400,000,000 (which includes the $125,000,000 of unsold 1996 Securities) aggregate offering price of securities, including (i) the Preferred Securities,
(ii) the Preferred Securities Guarantee and the Undertakings, and (iii) junior subordinated deferrable interest notes (the "Junior Subordinated Debt Securities") to be issued and sold to the Trust by the Company, (b) have filed such amendments thereto as have been required to the date hereof, and (c) will file such additional amendments thereto as may hereafter be required. Such registration statement, as amended, and the combined prospectus constituting a part thereof (including, in each case, all documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act and the information, if any, deemed to be part thereof pursuant to Rule 430A(b) of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations")), as supplemented by a Prospectus Supplement, dated May 29, 1997, relating to the Preferred Securities, the Preferred Securities Guarantee, the Undertakings and the Junior Subordinated Debt Securities, and as from time to time further amended or supplemented pursuant to the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), or otherwise are hereinafter referred to as the "1997 Registration Statement" and the "Prospectus," respectively, except that if any revised prospectus shall be provided to the Underwriters by the Offerors for use in connection with the offering of the Preferred Securities, which differs from the Prospectus on file at the Commission at the time the 1997 Registration Statement becomes effective (whether or not such revised prospectus is required to be filed by the Offerors pursuant to Rule 424(b) of the 1933 Act Regulations) (each, a "Revised Prospectus"), the term "Prospectus" shall refer to such Revised Prospectus from and after the time it is first provided to the Underwriters for such use. All references in this Agreement to financial statements and schedules and other information that is "contained," "included" or "stated" in the 1994 Registration Statement, the 1995 Registration Statement, the 1997 Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information that are or are deemed to be incorporated by reference in the 1994 Registration Statement, the 1995 Registration Statement, the 1997 Registration Statement or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the 1994 Registration Statement, the 1995 Registration Statement, the 1997 Registration Statement or the Prospectus shall be deemed to mean and include the filing of any document under the 1934 Act that is or is deemed to be incorporated by reference in the 1994 Registration Statement, the 1995 Registration Statement, the 1997 Registration Statement or the Prospectus, as the case may be, after the time of execution of this Agreement.

          The Offerors understand that the Underwriters propose to make a public offering of the Preferred Securities as soon as the Representatives deem advisable after the Pricing Agreement has been executed and delivered. The entire proceeds from the sale of the Preferred Securities will be combined with the entire proceeds from the sale by the Trust to the Company of its common securities (the "Common Securities"), as guaranteed by the Company with respect to distributions and payments upon liquidation and redemption (the "Common Securities Guarantee" and together with the Preferred Securities Guarantee, the "Guarantees"), and will be used by the Trust to purchase the $128,865,979.40 of Junior Subordinated Debt Securities issued by the Company. The Preferred
Secu rities and the Common Securities will be issued pursuant to the amended and restated declaration of trust of the Trust, dated as of May 8, 1997 (the "Declaration"), among the Company, as Sponsor, Wayne R. Huneke and Richard R. Crowl (the "Regular Trustees") and Wilmington Trust Company, a Delaware banking corporation, as Delaware Trustee and property trustee (the "Property Trustee" and, together with the Regular Trustees, the "Trustees"), and the holders from time to time of undivided beneficial interests in the assets of the Trust. The Junior Subordinated Debt Securities will be issued pursuant to an indenture, dated as of March 29, 1996 (the "Base Indenture"), between the Company and Wilmington Trust Company, as trustee (the "Indenture Trustee"), and a supplement to the Base Indenture, to be dated as of June 3, 1997 (the "Supplemental Indenture," and together with the Base Indenture and any other amendments or supplements thereto, the "Indenture"), between the Company and the Indenture Trustee.

          Section 1.  Representations and Warranties.  The Offerors jointly and
                      ------------------------------
severally represent and warrant to each Underwriter as of the date hereof and as of the date of the Pricing Agreement (such latter date being hereinafter referred to as the "Representation Date") as follows:

               (a) At the time the 1994 Registration Statement became effective, at the time the 1995 Registration Statement became effective and at the time the 1997 Registration Statement became effective, the 1994 Registration Statement, the 1995 Registration Statement and the 1997 Registration Statement complied, and at the Representation Date, the 1994 Registration Statement, the 1995 Registration Statement and the 1997 Registration Statement will comply, in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the Trust Indenture Act of 1939, as amended (the "1939 Act") and the rules and regulations of the Commission under the 1939 Act (the "1939 Act Regulations"), and did not, or will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, at the Representation Date (unless the term "Prospectus" refers to a prospectus that has been provided to the Underwriters by the Trust for use in connection with the offering of the Preferred Securities and that differs from the Prospectus on file at the Commission at the time the 1997 Registration Statement became effective, in which case, at the time it is first provided to the Underwriters for such use) and at the Closing Time (as defined herein), will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided,
                                                               --------
     however, that the representations and warranties in this subsection shall
     -------
     not apply to (i) statements in or omissions from the 1994 Registration Statement, the 1995 Registration Statement, the 1997 Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Offerors in writing by any Underwriter through the Representatives expressly for use in the 1994 Registration Statement, the 1995 Registration Statement, the 1997 Registration Statement or Prospectus or (ii) that part of the 1994 Registration Statement, the 1995 Registration Statement and the 1997 Registration Statement which constitutes the Statement of Eligibility and Qualification (Form T-1) under the 1939 Act.

               (b) The documents incorporated or deemed to be incorporated by reference in the 1994 Registration Statement, the 1995 Registration Statement, the 1997 Registration Statement or Prospectus, at the time they were or (to the extent deemed to be incorporated by reference) hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1933 Act, the 1933 Act Regulations, the 1934 Act and the rules and regulations of the Commission under the 1934 Act (the "1934 Act Regulations"), as applicable, and did not or will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               (c) Deloitte & Touche LLP, the accountants who certified the financial statements and supporting schedules included or incorporated by reference in the 1994 Registration Statement, the 1995 Registration Statement and the 1997 Registration Statement, are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

               (d) The financial statements included in the 1994 Registration Statement, the 1995 Registration Statement, the 1997 Registration Statement or the Prospectus present fairly the financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations for the periods specified; except as otherwise stated in the 1994 Registration Statement, the 1995 Registration Statement, the 1997 Registration Statement or Prospectus said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis; the Company's ratios of earnings to fixed charges (actual and, if any, pro forma) included in the Prospectus under the captions "Ratio of Earnings to Fixed Charges" and "Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividends" and in Exhibit 12 to each of the 1994 Registration Statement, the 1995 Registration Statement and the 1997 Registration Statement have been calculated in compliance with
     Item 503(d) of Regulation S-K of the Commission and the supporting schedules included in each of the 1994 Registration Statement, the 1995 Registration Statement and the 1997 Registration Statement present fairly the information required to be stated therein; and the other financial and statistical information and data included or incorporated by reference in the 1994 Registration Statement, the 1995 Registration Statement, the 1997 Registration Statement or the Prospectus are accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company and its consolidated subsidiaries. There are no pro forma financial statements required to be included in the Prospectus; nevertheless, the Prospectus contains certain pro forma financial statements and other pro forma financial information and such information presents fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements, have been properly compiled on the pro forma bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

               (e) The statutory financial statements of each of the Company's insurance subsidiaries have for each relevant period been prepared in accordance with accounting practices prescribed or permitted by the National Association of Insurance Commissioners and, with respect to each insurance subsidiary, the appropriate Insurance Department of the state of domicile of such insurance subsidiary, and such accounting practices have been applied on a consistent basis throughout the periods involved, except as disclosed therein.

               (f) Each of the Offerors meets, and at the respective times of commencement and consummation of the offering of the Securities will meet, the registrant requirements for use of Form S-3 and Rule 415 under the 1933 Act and the 1933 Act Regulations.

               (g) Since the respective dates as of which information is given in the 1994 Registration Statement, the 1995 Registration Statement, the 1997 Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Trust or the Company and its subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business,
     (B) there have been no transactions entered into by the Trust or by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Trust or the Company and its subsidiaries, considered as one enterprise, and (C) except for regular quarterly dividends, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

               (h) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the 1994 Registration Statement, the 1995 Registration Statement, the 1997 Registration Statement and the Prospectus, to enter into and perform its obligations under this Agreement, the Pricing Agreement, the Declaration, the Indenture and each of the Guarantees and to purchase, own, and hold the Common Securities issued by the Trust; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise ("Material Adverse Effect").

               (i) All of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable and are free of any preemptive or similar rights.

               (j) Each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus or listed in the Company's Annual Report on Form 10-K for the year ended December 31, 1996 and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a Material Adverse Effect, and, where applicable, is duly licensed to conduct an insurance business under the insurance laws of each jurisdiction in which the conduct of its business requires such licensing and in which the failure to be so licensed would have a Material Adverse Effect; all of the issued and outstanding capital stock of each such subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and, except for directors' qualifying shares and for certain shares of common stock of the Company's subsidiary NWNL Northstar, Inc. ("Northstar") which are owned by employees of Northstar, is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

               (k) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act with full trust power and authority to own property and to conduct its business as described in the 1997 Registration Statement and the Prospectus and to enter into and perform its obligations under this Agreement, the Pricing Agreement, the Preferred Securities, the Common Securities and the Declaration and is authorized to do business in each jurisdiction in which such qualification is required, except where the failure to so qualify would not have a Material Adverse Effect; the Trust is not a party to or otherwise bound by any agreement other than those described in the Prospectus; the Trust is and will be classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a corporation; and the Trust is and will be treated as a consolidated subsidiary of the Company pursuant to generally accepted accounting principles.

               (l) The Common Securities have been duly authorized by the Declaration and, when issued and delivered by the Trust to the Company against payment therefor as described in the 1997 Registration Statement and Prospectus, will be validly issued and (subject to the terms of the Declaration) fully paid and nonassess able undivided beneficial interests in the assets of the Trust and will conform to all statements relating thereto contained in the Prospectus; the issuance of the Common Securities is not subject to preemptive or other similar rights; and at the Closing Time all of the issued and outstanding Common Securities of the Trust will be directly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

               (m) This Agreement has been, and at Closing Time the Pricing Agreement will have been, duly authorized, executed and delivered by each of the Offerors.

               (n) The Declaration has been duly authorized by the Company and, at the Closing Time, will have been duly executed and delivered by the Company and the Regular Trust-ees, and will, at the Closing Time, be a valid and binding obligation of the Company and the Regular Trustees, enforceable against the Company and the Regular Trustees in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors rights generally or by general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity) (the "Bankruptcy Exceptions") and will conform in all material respects to the statements relating thereto in the Prospectus; and the Declaration, at the Closing Time, will have been duly qualified under the 1939 Act.

               (o) The Preferred Securities Guarantee Agreement has been duly authorized by the Company and, when validly executed and delivered by the Company, will at the Closing Time constitute a valid and bind ing obligation of the Company, enforceable against the Company in accordance with its terms except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions, and each of the Guarantees and the Preferred Securities Guarantee Agreement will conform in all material respects to the statements relating thereto contained in the Prospectus; and the Preferred Securities Guarantee Agreement, at the Closing Time, will have been duly qualified under the 1939 Act.

               (p) The Preferred Securities have been duly authorized by the Declaration and, when issued and delivered pursuant to this Agreement against payment of the consideration set forth in the Pricing Agreement, will be validly issued and fully paid and non-assessable undivided beneficial interests in the Trust, will be entitled to the benefits of the Declaration and will in all material respects conform to the statements relating thereto contained in the Prospectus; the issuance of the Preferred Securities is not subject to preemptive or other similar rights; and holders of Preferred Securities will be entitled to the same limitation of personal liability under Delaware law as extended to stockholders of private corporations for profit.

               (q) The Base Indenture has been duly authorized, executed and delivered by the Company and, assuming the authorization, execution and delivery by the Trustee, constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions; the Base Indenture conforms in all material respects to the statements relating thereto contained in the Prospectus; the Base Indenture has been duly qualified under the 1939 Act; the Supplemental Indenture has been duly authorized, and when validly executed and delivered by the Company and assuming the authorization, execution and delivery by the Trustee, will at the Closing Time constitute, a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions; the Supplemental Indenture will conform in all material respects to the statements relating thereto contained in the Prospectus; and at the Closing Time, the Supplemental Indenture will have been duly qualified under the 1939 Act.

               (r) The Junior Subordinated Debt Securities have been duly authorized by the Company and, at the Closing Time, will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered against payment therefor as described in the Prospectus, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions, will be in the form contemplated by, and entitled to the benefits of, the Indenture and will conform in all material respects to the statements relating thereto in the Prospectus.

               (s) The Supplemental Indenture, the Declaration and the Preferred Securities Guarantee Agreement are in substantially the respective forms filed as exhibits to the 1997 Registration Statement.

               (t) The Company's obligations under the Guarantees are subordinate and junior in right of payment to all liabilities of the Company and are, or will be, pari passu with the most senior preferred
                                  ---- -----
     stock now or hereafter issued by the Company.

               (u) The Junior Subordinated Debt Securities are subordinate and junior in right of payment to all "Senior Debt" (as defined in the Indenture) of the Company.

               (v) Each of the Regular Trustees of the Trust is an employee of the Company and has been duly authorized by the Company to execute and deliver the Declaration.

               (w) None of the Offerors is, and upon the issuance and sale of the Preferred Securities as contemplated herein and the application of the net proceeds therefrom as described in the Prospectus will be, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

               (x) Neither the Company nor any of its subsidiaries is in violation of its respective charter or by-laws; the Trust is not in violation of the Declaration or its certificate of trust filed with the State of Delaware on May 8, 1997 (the "Certificate of Trust"); none of the Company, any of its subsidiaries or the Trust is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company, any of its subsidiaries or the Trust is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company, any of its subsidiaries or the Trust is subject, except for such defaults that would not have a Material Adverse Effect; and the execution, delivery and performance of this Agreement, the Pricing Agreement, the Declaration, the Preferred Securities, the Common Securities, the Indenture, the Junior Subordinated Debt Securities, the Preferred Securities Guarantee Agreement and the Guarantees and the consummation of the transactions contemplated herein and therein and compliance by the Offerors with their respective obligations hereunder and thereunder have been duly authorized by all necessary action (corporate or other wise) on the part of the Offerors and do not and will not result in any violation of the respective charters or by-laws of the Company or any of its subsidiaries, or the Declaration or Certificate of Trust and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Trust, the Company or any of its subsidiaries under (A) any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Trust, the Company or any of its subsidiaries is a party or by which it may be bound or to which any of its properties may be subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a Material Adverse Effect) or (B) any existing applicable law, rule, regulation, judgment, order or decree of any government, governmental instru mentality or court, domestic or foreign, or any regulatory body or administrative agency or other governmental body having jurisdiction over the Trust, the Company, or any of its subsidiaries or any of their respective properties.

               (y) There are no legal or governmental proceedings pending or, to the best knowledge of the Company or the Trust after due inquiry, threatened, against the Company, any of its subsidiaries or the Trust, or to which the Company, any of its subsidiaries or the Trust is subject, or to which any of their respective properties is subject, that are required to be described in the 1994 Registration Statement, the 1995 Registration Statement, the 1997 Registration Statement or the Prospectus but are not described as required, and there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the 1994 Registration Statement, the 1995 Registration Statement, the 1997 Registration Statement or the Prospectus or to be filed as an exhibit to the 1994 Registration Statement, the 1995 Registration Statement or the 1997 Registration Statement that are not described or filed as required by the 1933 Act, the 1933 Act Regulations, the 1934 Act or the 1934 Act Regulations.

               (z) No authorization, approval, consent or order of any court or governmental authority or agency is necessary in connection with the issuance and sale of the Common Securities or the offering, issuance and sale of the Preferred Securities, the Junior Subordinated Debt Securities or the Guarantees here under, except such as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws and the qualification of the Declaration, the Preferred Securities Guarantee Agreement and the In denture under the 1939 Act.

               (aa) Each of the Company and its subsidiaries has good and marketable title to all properties and assets described in the Prospectus as owned by it, free and clear of all liens, charges, encumbrances or restrictions, except such as (A) are described in the Prospectus or (B) singly or in the aggregate are neither material in amount nor materially significant in relation to the business of the Company and its subsidiaries, considered as one enterprise; all of the leases and subleases material to the business of the Company and its subsidiaries, considered as one enterprise, and under which the Company or any of its subsidiaries holds properties described in the Prospectus, are in full force and effect, and neither the Company nor any of its subsidiaries has any notice of any claim of any sort that has been asserted by anyone adverse to the rights of the Company or any of its subsidiaries under any of the leases or subleases mentioned above, or affecting or questioning the rights of such corporation to the continued possession of the leased or subleased premises under any such lease or sublease which claim would have a Material Adverse Effect.

               (bb) Each of the Trust, the Company, and its subsidiaries owns, possesses, or has obtained, licenses, franchises, consents, orders, approvals, permits, certificates, and other authorizations ("permits") issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, except where the failure to possess such permits would not have a Material Adverse Effect; and none of the Trust, the Company, or any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Trust or would have a Material Adverse Effect.

               (cc) Each of the Company and its subsidiaries owns or possesses, or can acquire on reasonable terms, adequate patents, patent licenses, trademarks, service marks and trade names necessary to carry on its business as presently conducted, and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any patents, patent licenses, trademarks, service marks or trade names that in the aggregate, if the subject of an unfavorable decision, ruling or finding, could have a Material Adverse Effect.

               (dd) No labor problem exists with the employees of the Company or any of its subsidiaries, or is imminent, that could have a Material Adverse Effect, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any of its subsidiaries' principal suppliers, contractors or customers that could be expected to have a Material Adverse Effect.

               (ee) The Company and the Trust have not taken and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Preferred Securities.

               (ff) The Company and its subsidiaries have filed all federal, state and local tax returns and other reports which have been required to be filed and have paid all taxes and fees indicated by said returns and reports and franchise reports and all assessments received by them or any of them to the extent that such taxes and/or fees have become due, except where being contested in good faith and for which the Company has established adequate reserves.

               (gg) Each of the Offerors is in compliance with all provisions of Section 1 of the Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of Doing Business With Cuba.

               (hh) No holder of any outstanding security of the Company has any right to require registration of such security because of the filing of the 1997 Registration Statement or consummation of the transaction contemplated by this Agreement.

          Any certificate signed by an officer of the Company delivered to the Representatives or counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

          Section 2.  Sale and Delivery to Underwriters; Closing.
                      ------------------------------------------

               (a) On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Trust agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Trust, at the price per Preferred Security set forth in the Pricing Agreement, the number of Preferred Securities set forth in Schedule A opposite the name of such Underwriter (except as otherwise provided in the Pricing Agreement), plus any additional number of Preferred Securities that such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

          The purchase price per Preferred Security to be paid by the several Underwriters for the Preferred Securities shall be an amount equal to the initial public offering price. The public offering price per Preferred Security shall be a fixed price to be determined by agreement between the Representatives and the Offerors. The public offering price and the purchase price, when so determined, shall be set forth in the Pricing Agreement. In the event that such prices have not been agreed upon and the Pricing Agreement has not been executed and delivered by all parties thereto by the close of business on the fourth business day following the date of this Agreement, this Agreement shall terminate forthwith, without liability of any party to any other party, unless otherwise agreed to by the Offerors and the Representatives. As compensation to the Underwriters for their commitments hereunder and in view of the fact that the proceeds of the sale of the Preferred Securities (together with the entire proceeds from the sale by the Trust to the Company of the Common Securities) will be used to purchase the Junior Subordinated Debt Securities of the Company, the Company hereby agrees to pay at Closing Time to the Representatives, for the accounts of the several Underwriters, a commission per Preferred Security determined by agreement between the Representatives and the Company for the Preferred Securities to be delivered by the Trust hereunder at Closing Time. The commission, when so determined, shall be set forth in the Pricing Agreement.

          (b) Payment of the purchase price for, and delivery of certificates for, the Preferred Securities shall be made at the office of Faegre & Benson LLP, Professional Limited Liability Partnership, Minneapolis, Minnesota, or at such other place as shall be agreed upon by the Representatives and the Trust, at 10:00 A.M. Minneapolis time on the third business day (unless postponed in accordance with the provisions of Section 10) after execution of the Pricing Agreement, or such other time not later than ten business days after such date as shall be agreed upon by the Representatives and the Offerors (such time and date of payment and delivery being herein called "Closing Time"). Payment shall be made to the Trust by a wire transfer of immediately available funds to an account designated by the Trust, against delivery to the Representatives for the respective accounts of the Underwriters of certificates for the Preferred Securities to be purchased by them. Certificates for the Preferred Securities shall be in such denominations and registered in such names as the Representatives may request in writing at least two business days before the Closing Time. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Preferred Securities which it has agreed to purchase. The Representatives, individually and not as Representatives of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Preferred Securities to be purchased by any Underwriter whose check has not been received by the Closing Time, but such payment shall not relieve such Underwriter from its obligations hereunder.

          The certificate(s) for the Preferred Securities will be made available for examination and packaging by the Representatives not later than 10:00 A.M. on the last business day prior to the Closing Time.

          At the Closing Time the Company will pay, or cause to be paid, the commission payable at such time to the Underwriters under Section 2 hereof by a wire transfer of immediately available funds to an account designated by Merrill Lynch, Pierce, Fenner & Smith Incorporated.

          Section 3.  Covenants of the Offerors.  Each of the Offerors jointly
                      -------------------------
and severally covenant with each Underwriter as follows:

          (a) The Offerors will advise the Representatives promptly and, if requested by the Representatives, will confirm such advice in writing: (i) of any request by the Commission for amendment of or a supplement to the 1994 Registration Statement, the 1995 Registration Statement, the 1997 Registration Statement or the Prospectus or for additional information; (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the 1994 Registration Statement, the 1995 Registration Statement, the 1997 Registration Statement or of the suspension of qualification of the Preferred Securities for offering or sale in any jurisdiction or the initiation of any proceeding for such purpose; and (iii) within the period of time referred to in the first sentence of subsection (d) below, of any change in the Company's condition, financial or otherwise, earnings, business affairs, business prospects, properties, net worth or results of operations, or of the happening of any event, which makes any statement of a material fact made in the 1994 Registration Statement, the 1995 Registration Statement, the 1997 Registration Statement or the Prospectus (as then amended or supplemented) untrue or which requires the making of any additions to or changes in the 1994 Registration Statement, the 1995 Registration Statement, the 1997 Registration Statement or the Prospectus (as then amended or supplemented) in order to state a material fact required by the 1933 Act or the 1933 Act Regulations to be stated therein or necessary in order to make the statements therein not misleading, or of the necessity to amend or supplement the Prospectus (as then amended or supplemented) to comply with the 1933 Act or any other law. If at any time the Commission shall issue any stop order suspending the effectiveness of the 1994 Registration Statement, the 1995 Registration Statement or the 1997 Registration Statement, the Offerors will make every reasonable effort to obtain the withdrawal of such order at the earliest possible time.

          (b) During such period as a prospectus is required by the 1933 Act to be delivered in connection with sales by any Underwriter or dealer, the Offerors will give the Representatives notice of their intention to file or prepare (i) any amendment to the 1994 Registration Statement, the 1995 Registration Statement or the 1997 Registration Statement (including any post-effective amendment), (ii) any amendment or supplement to the Prospectus (including any revised prospectus which the Offerors propose for use by the Underwriters in connection with the offering of the Preferred Securities which differs from the prospectus on file at the Commission at the time the 1997 Registration Statement becomes effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the 1933 Act Regulations), or (iii) any document that would as a result thereof be incorporated by reference in the Prospectus whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish the Representatives with copies of any such amendment, supplement or other document a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such amendment, supplement or other document or use any such prospectus to which the Representatives or counsel for the Underwriters shall reasonably object.

          (c)  The Offerors will furnish to the Representatives, without charge
(i) signed copies of the 1994 Registration Statement, the 1995 Registration Statement and the 1997 Registration Statement certified by an officer of the Company to be in the form originally filed with the Commission and of each amendment thereto, including financial statements and all exhibits to the 1994 Registration Statement, the 1995 Registration Statement and the 1997 Registration Statement, (ii) such number of conformed copies of the 1994 Registration Statement, the 1995 Registration Statement and the 1997 Registration Statement as originally filed and of each amendment thereto, but without exhibits, as the Underwriters may reasonably request, (iii) such number of copies of the documents incorporated or deemed to be incorporated by reference therein, without exhibits, as the Underwriters may reasonably request, and (iv) one copy of the exhibits to the documents incorporated or deemed to be incorporated by reference therein.

          (d) As soon after the execution and delivery of this Agreement as possible and thereafter from time to time for such period as the Prospectus is required by the 1933 Act or the 1933 Act Regulations to be delivered in connection with sales by any Underwriter or dealer, the Offerors will expeditiously deliver to each Underwriter and each dealer, without charge, as many copies of the Prospectus (and of any amendment or supplement thereto) as the Underwriters may request. The Offerors consent to the use of the Prospectus (and of any amendment or supplement thereto) in accordance with the provisions of the 1933 Act, the 1933 Act Regulations and with the securities or Blue Sky laws of the jurisdictions in which the Preferred Securities are offered by the several Underwriters and by all dealers to whom the Preferred Securities may be sold, both in connection with the offering and sale of the Preferred Securities and for such period of time thereafter as the Prospectus is required by the 1933 Act or the 1933 Act Regulations to be delivered in connection with sales by any Underwriter or dealer. If during such period of time any event shall occur that is required to be set forth in the Prospectus (as then amended or supplemented) or should be set forth therein in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Prospectus (or to file under the 1934 Act or the 1934 Act Regulations any document which, upon filing, will be incorporated or deemed to be incorporated by reference therein) in order to comply with the 1933 Act, the 1933 Act Regulations or any other law, the Offerors will forthwith prepare and, subject to the provisions of paragraph (b) above, file with the Commission an appropriate supplement or amendment or document which, upon filing, will be incorporated or deemed to be incorporated by reference therein, and will expeditiously furnish to the Underwriters and dealers a reasonable number of copies thereof. In the event that the Offerors and the Underwriters agree that the Prospectus should be amended or supplemented, the Offerors, if requested by the Representatives, will promptly issue a press release announcing or disclosing the matters to be covered by the proposed amendment or supplement.

          (e) The Offerors will cooperate with the Underwriters and with counsel for the Underwriters in connection with the registration or qualification of the Preferred Securities and Junior Subordinated Debt Securities for offering and sale by the Underwriters and by dealers under the securities or Blue Sky laws of such jurisdictions as the Underwriters may designate and will file such consents to service of process or other documents necessary or appropriate in order to effect such registration or qualification, provided that in no event shall the Offerors be obligated to qualify to do
--------
business in any jurisdiction where they are not now so qualified or to take any action which would subject them to service of process in suits, other than those arising out of the offering or sale of the Preferred Securities and the Junior Subordinated Debt Securities, in any jurisdiction where they are not now so subject.

          (f) The Company will, on behalf of the Trust, make generally available to the Trust's security holders as soon as practicable but not later than 45 days (unless such period corresponds to the Company's fiscal year, in which case 90 days) after the close of the period covered thereby, an earnings statement of the Company (in form complying with the provisions of Section 11(a) of the 1933 Act and Rule 158 of the 1933 Act Regulations) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in said Rule 158) of the 1997 Registration Statement.

          (g) The Offerors will use their best efforts to have the Preferred Securities listed, subject to notice of issuance, on the New York Stock Exchange on or before the Closing Time; if the Preferred Securities are exchanged for Junior Subordinated Debt Securities, the Company will use its best efforts to have the Junior Subordinated Debt Securities listed on the exchange on which the Preferred Securities were then listed.

          (h) During a period of 90 days from the date of the Pricing Agreement, neither the Trust nor the Company will, without the prior written consent of Merrill Lynch, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any Preferred Securities, any security convertible into or exchangeable into or exercisable for Preferred Securities or any equity securities substantially similar to the Preferred Securities or file any registration statement under the 1933 Act with respect to the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Preferred Securities, whether any swap or transaction described in clause
(i) or (ii) above is to be settled by delivery of Preferred Securities or such other securities, in cash or otherwise. The foregoing sentence shall not apply to the Preferred Securities to be sold hereunder.

          (i) The Offerors will apply the net proceeds from the sale of the Preferred Securities substantially in accordance with the description set forth in the Prospectus under "Use of Proceeds."

          (j) Except as stated in the Prospectus, the Offerors will not take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or maintenance of the price of the Preferred Securities.

          Section 4.  Payment of Expenses.  The Company will pay all expenses
                      -------------------
incident to the performance of each Offeror's obligations under this Agreement, including, but not limited to, (i) the printing and filing of the 1994 Registration Statement, the 1995 Registration Statement and the 1997 Registration Statement as originally filed and of each amendment thereto, (ii) the preparation, issuance and delivery of the certificates for the Preferred Securities to the Underwriters, (iii) the fees and disbursements of the Company's and the Trust's counsel and accountants, (iv) the qualification of the Preferred Securities and the Junior Subordinated Debt Securities under securities laws in accordance with the provisions of Section 3(e) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of any Blue Sky survey, (v) the printing and delivery to the Underwriters of copies of the 1994 Registration Statement, the 1995 Registration Statement and the 1997 Registration Statement as originally filed and of each amendment thereto, of each preliminary prospectus, and of the Prospectus and any amendments or supplements thereto, (vi) the printing and delivery to the Underwriters of copies of any Blue Sky survey, (vii) the fee of the National Association of Securities Dealers, Inc., if any, (viii) the fees and expenses of the Indenture Trustee, including the fees and disbursements of counsel for the Indenture Trustee in connection with the Indenture and the Junior Subordinated Debt Securities, (ix) the fees and expenses of the Property Trustee, including the fees and disbursements of counsel for the Property Trustee in connection with the Declaration and the Certificate of Trust, (x) any fees payable in connection with the rating of the Preferred Securities and the Junior Subordinated Debt Securities, (xi) the fees and expenses incurred in connection with the listing of the Preferred Securities and, if applicable, the Junior Subordinated Debt Securities on the New York Stock Exchange, (xii) the costs and charges of any transfer agent or registrar and (xiii) the cost of qualifying the Preferred Securities with The Depository Trust Company.

          If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5 hereof or Section 9(a)(i) hereof or if this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of the Company or the Trust to comply with the terms or fulfill any of the conditions of this Agreement, the Company shall reimburse the Underwriters for all of their reasonable out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

          Section 5.  Conditions of Underwriters' Obligations.  The obligations
                      ---------------------------------------
of the Underwriters hereunder are subject to the accuracy of the representations and warranties of the Offerors herein contained, to the performance by the Offerors of their obligations hereunder, and to the following further conditions:

          (a) The 1997 Registration Statement has become effective on May 27, 1997; and at Closing Time no stop order suspending the effectiveness of the 1994 Registration Statement, the 1995 Registration Statement or the 1997 Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission. The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the 1933 Act Regulations and prior to Closing Time the Offerors shall have provided evidence satisfactory to the Representatives of such timely filing.

          (b)  At Closing Time the Representatives shall have received:

          (1) The favorable opinion, dated as of Closing Time, of Faegre & Benson LLP, counsel for the Offerors, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

               (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own, lease and operate its properties, to conduct its business as described in the Prospectus and to enter into this Agreement and to issue and deliver the Junior Subordinated Debt Securities, the Guarantees and the Undertakings as provided herein.

               (ii) To the best of such counsel's knowledge and information after due inquiry, the Company is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except where the failure to so qualify would not have a Material Adverse Effect.

               (iii) The statements (A) in the Prospectus Supplement referred to in the third paragraph of this Agreement under the captions "The Trust", "Risk Factors", "Description of the Preferred Securities" (except under the subsection "Book-Entry Only Issuance-The Depository Trust Company"), "Description of the Junior Subordinated Debt Securities" and "Effect of
                                                              ---
     Obligations Under the Junior Subordinated Debt Securities and the Preferred Securities Guarantee", and (B) in the combined prospectus referred to in such paragraph under the captions "The Trust", "Particular Terms of Subordinated Debt Securities Issued in Connection with Preferred Securities", "Description of Preferred Securities of the Trust" and "The Preferred Securities Guarantee", insofar as such statements constitute matters of law applicable to the Offerors or summaries of documents, fairly present the information required to be included therein in all material respects.

               (iv) Each of the 1994 Registration Statement, the 1995 Registration Statement and the 1997 Registration Statement is effective under the 1933 Act and, to the best of their knowledge and information after due inquiry, no stop order suspending the effectiveness of the 1994 Registration Statement, the 1995 Registration Statement or the 1997 Registration Statement has been issued under the 1933 Act, and no proceedings therefor have been initiated or threatened by the Commission.

               (v) The 1994 Registration Statement, at the date of filing of the Company's Quarterly Report on Form 10-Q for the period ended September 30, 1995 (the "9/30/95 Form 10-Q"), and the 1995 Registration Statement, at the date of filing of the Company's Annual Report on Form 10-K for the year ended December 31, 1996 (the "1996 Form 10-K"), the 1997 Registration Statement, at the date it became effective, and the Prospectus at the date it was filed pursuant to Rule 424(b) under the 1933 Act (or if a Revised Prospectus, at the date it was first provided to the Underwriters for use in offering the Preferred Securities) (other than the financial statements and the notes thereto and related schedules and other financial data therein, as to which such counsel need ex press no opinion), complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations; and the Declaration, the Indenture and the Preferred Securities Guarantee Agreement filed with the Commission as part of the Registration Statement complied as to form in all material respects with the requirements of the 1939 Act and the 1939 Act Regulations.

               (vi) Each of the documents incorporated by reference in the 1994 Registration Statement, the 1995 Registration Statement, the 1997 Registration Statement or the Prospectus at the time they were filed (other than the financial statements and the notes thereto and related schedules and other financial data therein, as to which such counsel need express no opinion), complied in all material respects with the requirements as to form with the 1934 Act and the 1934 Act Regulations.

               (vii) Each of the Offerors meets the registrant requirements for use of Form S-3 under the 1933 Act Regulations.

               (viii) The Common Securities, the Preferred Securities, the Junior Subordinated Debt Securities, each of the Guarantees, the Declaration, the Indenture and the Preferred Securities Guarantee Agreement conform in all material respects to the descriptions thereof contained in the Prospectus.

               (ix) All of the issued and outstanding Common Securities of the Trust are owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equitable right.

               (x) This Agreement and the Pricing Agreement have been duly authorized, executed and delivered by the Company.

               (xi)   The Declaration has been duly qualified under the 1939
     Act.

               (xii) The Preferred Securities Guarantee Agreement has been duly authorized, executed and delivered by the Company; the Preferred Securities Guarantee Agreement, assuming it is duly authorized, executed, and delivered by the Guarantee Trustee, constitutes a valid and binding obligation of the Company, en forceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by Bankruptcy Exceptions; and the Preferred Securities Guarantee Agreement has been duly qualified under the 1939 Act.

               (xiii) The Indenture has been duly executed and delivered by the Company and, assuming due authorization, execution, and delivery thereof by the Indenture Trustee, is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions, and the Indenture has been duly qualified under the 1939 Act.

               (xiv) The Junior Subordinated Debt Securities are in the form contemplated by the Indenture, have been duly authorized, executed and delivered by the Company and, when authenticated by the Indenture Trustee in the manner provided for in the Indenture and delivered against payment therefor, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions.

               (xv) The Junior Subordinated Debt Securities are subordinate and junior in right of payment to all "Senior Debt" (as defined in the Indenture) of the Company.

               (xvi) Neither the Company nor the Trust is, and upon the issuance and sale of the Preferred Securities as herein contemplated and the application of the net proceeds thereunder as described in the Prospectus will be, an "investment company" or a company "controlled" by an "investment company" within the meaning of the 1940 Act.

               (xvii) The statements set forth in the Prospectus Supplement referred to in the third paragraph hereof under the caption "United States Federal Income Taxation" constitute a fair and accurate summary of the matters addressed therein, based upon current law and the assumptions stated or referred to therein.

               (xviii) Under current law, the Trust will be classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a corporation; accordingly, for United States federal income tax purposes, each holder of Preferred Securities generally will be considered the owner of an undivided interest in the Junior Subordinated Debt Securities, and each holder will be required to include in its gross income any original issue discount accrued with respect to its allocable share of the Junior Subordinated Debt Securities.

               (xix) For federal income tax purposes, (a) the Junior Subordinated Debt Securities will constitute indebtedness of the Company and (b) the interest on the Junior Subordinated Debt Securities will be deductible by the Company on an economic accrual basis in accordance with
     Section 163(e) of the Internal Revenue Code of 1986, as amended, and Treasury Regulation Section 1.163-7.

               (xx) No authorization, approval, consent or order of any federal or Minnesota governmental authority or agency is required in connection with the issuance and sale of the Common Securities or the offering of the Preferred Securities, the Junior Subordinated Debt Securities or the Guarantees, except (a) such as may be required under the 1933 Act or the 1933 Act Regulations or state securities law, and (b) the qualification of the Declaration, the Preferred Securities Guarantee Agreement and the Indenture under the 1939 Act and 1939 Act Regulations.

               (xxi) To the best of such counsel's knowledge and information after due inquiry, the Trust is not required to be authorized to do business in any other jurisdiction and the Trust is not a party to or otherwise bound by any agreement other than those described in the Prospectus.

               (xxii) The Declaration has been duly authorized, executed and delivered by the Company and the Regular Trustees.

               (xxiii) The Trust is not in violation of its Certificate of Trust or the Declaration or, to the best of such counsel's knowledge and information after due inquiry, in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or any other instrument of which the Trust is a party or by which it may be bound, or to which any of the property or assets of the Trust is subject.

               (xxiv) The execution, delivery and performance of this Agreement, the Pricing Agreement, the Declaration, the Preferred Securities, the Common Securities, the Indenture, the Junior Subordinated Debt Securities, the Preferred Securities Guarantee Agreement, and the Guarantees; the consummation of the transactions contemplated herein and therein; and the compliance by each of the Offerors with their respective obligations hereunder and thereunder do not and will not result in any violation of the charter or bylaws of the Company and, to the best of their knowledge and information after due inquiry do not and will not conflict with, or result in, a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Trust or the Company under
     (A)
     any contract, indenture, mortgage, loan agreement, note, lease or any other agreement or instrument to which the Trust or the Company or any of its subsidiaries is a party or by which it may be bound or to which any of its properties may be subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a Material Adverse Effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Trust or the Company and its subsidiaries, considered as one enterprise), (B) with respect to the Company and its subsidiaries, any existing applicable law, rule or regulation (other than the securities or blue sky laws of the various states, as to which such counsel need express no opinion) or (C) any judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, or any regulatory body or administrative agency or other governmental body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties.

          In connection with such counsel's participation in the preparation of the 1994 Registration Statement, the 1995 Registration Statement, the 1997 Registration Statement and the Prospectus, such counsel need not independently verify the accuracy, completeness or fairness of the statements contained or incorporated therein, and the limitations inherent in the examination made by such counsel and the knowledge available to it are such that such counsel need not assume any responsibility for such accuracy, completeness or fairness (except as otherwise specifically stated in subparagraph (iii) above); however, on the basis of such counsel's review of the 1994 Registration Statement, the 1995 Registration Statement, the 1997 Registration Statement, the Prospectus and the documents incorporated by reference therein and such counsel's participation in conferences in connection with the preparation of the 1994 Registration Statement, the 1995 Registration Statement, the 1997 Registration Statement and the Prospectus, and relying as to questions of fact, to the extent necessary, upon certificates of officers of the Company, such counsel does not believe that the 1994 Registration Statement at the date of filing of the 9/30/95 Form 10-Q, the 1995 Registration Statement, at the date of filing of the 1996 Form 10-K, or the 1997 Registration Statement at the time of filing and at the time it became effective (in each case including the documents then incorporated by reference), considered as a whole as of such dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and such counsel does not believe that the Prospectus, at the time the Prospectus was filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations (or, if a Revised Prospectus, at the date it was first provided to the Underwriters for use in offering the Preferred Securities) and on the date of such opinion (in each case including the documents then incorporated by reference) considered as a whole as of such dates, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. However, such counsel need not express any opinion or belief as to (x) any document filed by the Company under the 1934 Act, whether before or after the date of the filing of its 1994 Form 10-K or the effective date of the 1997 Registration Statement, except to the extent that any such document is a document incorporated by reference in the 1994 Registration Statement on the date of the filing of its 9/30/95 10-Q, the 1995 Registration Statement on the date of the filing of its 1996 Form 10-K or the 1997 Registration Statement at its effective date and the date hereof, read together with the 1994 Registration Statement, the 1995 Registration Statement or the 1997 Registration Statement, as the case may be, and considered as a whole or is a document incorporated by reference read together with the Prospectus at the time the Prospectus was filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations and considered as a whole, (y) the financial statements and the notes thereto and related schedules and other financial data included or incorporated by reference in the 1994 Registration Statement, the 1995 Registration Statement, the 1997 Registration Statement or the Prospectus or (z) those parts of the 1994 Registration Statement, the 1995 Registration Statement or the 1997 Registration Statement that constitute statements of eligibility of the Indenture Trustee, the Guarantee Trustee or the Property Trustee under the 1939 Act.

          In giving its opinion, Faegre & Benson LLP may rely as to matters of New York law upon the opinion of Sidley & Austin, counsel for the Underwriters, which shall be delivered in accordance with Section 5(b)(5) hereof.

               (2)  The favorable opinion, dated as of Closing Time, of Richard
R. Crowl, Esq., Senior Vice President, General Counsel and Secretary of the Company, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

               (i) Each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the 1994 Registration Statement, the 1995 Registration Statement, the 1997 Registration Statement or the Prospectus and, to the best of such counsel's knowledge and information after due inquiry, is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, and, where applicable, is duly licensed to conduct an insurance business under the insurance laws of each jurisdiction in which the conduct of its business requires such licensing and in which the failure to be so licensed would materially adversely affect the condition, financial or otherwise, earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; all of the issued and outstanding capital stock of ReliaStar Life Insurance Company, Northern Life Insurance Company, Northstar, Northstar Investment Management Corporation, ReliaStar United Services Life Insurance Company and ReliaStar Bankers Security Life Insurance Company has been duly authorized and validly issued, is fully paid and non-assessable and, except for directors' qualifying shares and for certain shares of common stock of Northstar which are owned by employees of Northstar, is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

               (ii) There are no legal or governmental proceedings pending or, to the best of such counsel's knowledge and information after due inquiry, threatened, or statutes, which are required to be disclosed in the 1994 Registration Statement, the 1995 Registration Statement, the 1997 Registration Statement or the Prospectus other than those disclosed therein, and all pending legal or governmental proceedings to which the Company or any Subsidiary is a party or to which any of their property or assets is subject which are not described in the 1994 Registration Statement, the 1995 Registration Statement, the 1997 Registration Statement or the Prospectus, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material.

               (iii) The information in the (a) 1994 Registration Statement incorporated by reference from the Company's Annual Report on Form 10-K for the year ended December 31, 1994 under the captions "Properties" and "Legal Proceedings," (b) 1995 Registration Statement incorporated by reference from the Company's Annual Report on Form 10-K for the year ended December 31, 1995 under the captions "Properties" and "Legal Proceedings," and (c) the 1997 Registration Statement incorporated by reference from the Company's Annual Report on Form 10-K for the year ended December 31, 1996 under the captions "Properties" and "Legal Proceedings," to the extent that such information constitutes matters of law or legal conclusions, has been reviewed by such counsel and is correct.

               (iv) The information in The 1994 Registration Statement incorporated by reference from USLICO's Annual Report on Form 10-K for the year ended December 31, 1993 under the captions "Properties" and "Legal Proceedings," to the extent that it constitutes matters of law and legal conclusions, has been reviewed by such counsel and, to the best of such counsel's knowledge and information, is correct in all material respects.

               (v) No default exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, deed of trust, lease or other instrument described, referred to, filed with or incorporated by reference in the 1994 Registration Statement, the 1995 Registration Statement or the 1997 Registration Statement, and, to the best of such counsel's knowledge and information after due inquiry, there are no contracts, indentures, mortgages, loan agreements, notes, deeds of trust, leases or other instruments required to be described or referred to in the 1994 Registration Statement, the 1995 Registration Statement or the 1997 Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct in all material respects.

               (vi) The execution and delivery of this Agreement, the Pricing Agreement, the Declaration, the Preferred Securities Guarantee Agreement, the Junior Subordinated Debt Securities and the Indenture and the consummation of the transactions contemplated herein and therein will not result in any violation of the provisions of the charter or by-laws of the Company, nor will such action, to the best of such counsel's knowledge after due inquiry, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, deed of trust, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, or any applicable law, administrative regulation or administrative or court decree.

               (vii) The Company and its subsidiaries are in compliance in all material respects with, and conduct their respective businesses in conformity in all material respects with, all applicable federal and state laws and regulations.

               (viii) This Agreement has been duly authorized, executed and delivered by the Company.

               (ix) Each of the 1994 Registration Statement, the 1995 Registration Statement and the 1997 Registration Statement is effective under the 1933 Act and, to the best of such counsel's knowledge and information, no stop order suspending the effectiveness of the 1994 Registration Statement, the 1995 Registration Statement or the 1997 Registration Statement has been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission.


               (3) The favorable opinion, dated as of Closing Time, of Richards, Layton & Finger, counsel of Wilmington Trust Company, as Property Trustee under the Declaration, Trustee under the Indenture, and Guarantee Trustee under the Preferred Securities Guarantee Agreement, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

               (i) Wilmington Trust Company is duly incorporated and is validly existing in good standing as a banking corporation under the laws of the State of Delaware.

               (ii) Wilmington Trust Company has the power and authority to execute, deliver and perform its obligations under the Declaration, the Indenture and the Preferred Securities Guarantee Agreement.

               (iii) Each of the Declaration, the Indenture and the Preferred Securities guarantee Agreement have been duly authorized, executed and delivered by Wilmington Trust Company and constitutes a legal, valid and binding obligation of Wilmington Trust Company, enforceable against Wilmington Trust Company, in accordance with its terms.

               (iv) The execution, delivery and performance by Wilmington Trust Company of the Declaration, the Indenture and the Preferred Securities Guarantee Agreement do not conflict with or constitute a breach of the charter or by-laws of Wilmington Trust Company.


               (v) No consent, approval or authorization of, or registration with or notice to, any governmental authority or agency of the State of Delaware or the United States of America governing the banking or trust powers of Wilmington Trust Company is required for the execution, delivery or performance by Wilmington Trust Company of the Declaration, the Indenture and the Preferred Securities Guarantee Agreement.

               (4) The favorable opinion, dated as of Closing Time, of Richards, Layton & Finger, as special Delaware counsel for the Offerors, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

               (i) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act, and all filings required as of the date hereof under the Delaware Act with respect to the creation and valid existence of the Trust as a business trust have been made.

               (ii) Under the Declaration and the Delaware Act, the Trust has the trust power and authority to own property and to conduct its business, all as described in the Prospectus.

               (iii) The Declaration constitutes a valid and binding obligation of the Company and each of Wayne R. Huneke, Richard R. Crowl and Wilmington Trust Company, and is enforceable against the Company and each of the Trustees, in accordance with its terms.

               (iv) Under the Declaration and the Delaware Act, the Trust has the trust power and authority (i) to execute and deliver, and to perform its obligations under, this Agreement and the Pricing Agreement, and (ii) to issue, and to perform its obligations under, the Preferred Securities and the Common Securities.

               (v) Under the Declaration and the Delaware Act, the execution and delivery by the Trust of this Agreement and the Pricing Agreement, and the performance by the Trust of its obligations under this Agreement and the Pricing Agreement, have been duly authorized by all necessary trust action on the part of the Trust.

               (vi) Under the Delaware Act, the certificate attached to the Declaration as Annex I is an appropriate form of certificate to evidence ownership of the Preferred Securities. The Preferred Securities and the Common Securities have been duly authorized by the Declaration and are duly and validly issued and, subject to the qualifications hereinafter expressed in this paragraph (vi), fully paid and nonassessable undivided beneficial interests in the assets of the Trust. The respective holders of the Preferred Securities and the Common Securities, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. Such counsel may note that the respective holders of the Preferred Securities and the Common Securities may be obligated, pursuant to the Declaration, to make certain payments under the Declaration.

               (vii) Under the Declaration and the Delaware Act, the issuance of the Preferred Securities and the Common Securities is not subject to preemptive or similar rights.

               (viii) The issuance and sale by the Trust of the Preferred Securities and the Common Securities, the purchase by the Trust of the Junior Subordinated Debt Securities, the execution, delivery and performance by the Trust of this Agreement and the Pricing Agreement and the Preferred Securities Guarantee Agreement, the consummation by the Trust of the transactions contemplated by this Agreement and the Pricing Agreement and compliance by the Trust with its obligations under this Agreement and the Pricing Agreement do not violate (a) any of the provisions of the Certificate of Trust or the Declaration, or (b) any applicable Delaware law or Delaware administrative regulation.

               (5) The favorable opinion, dated as of Closing Time, of Sidley & Austin, counsel for the Underwriters, in form and substance satisfactory to the Underwriters with respect to the Preferred Securities, the Indenture, the Preferred Securities Guarantee Agreement, this Agreement, the Pricing Agreement, the 1994 Registration Statement, the 1995 Registration Statement, the 1997 Registration Statement, the Prospectus and other related matters as the Representatives may require.

          In giving its opinion, Sidley & Austin may rely as to certain matters of Delaware law upon the opinion of Faegre & Benson LLP, counsel for the Offerors, and Richards, Layton & Finger, special Delaware counsel for the Offerors, which shall be delivered in accordance with Section 5(b)(1) and
Section 5(b)(4), respectively, hereof.

          (c) Since the respective dates as of which information is given in the 1994 Registration Statement, the 1995 Registration Statement, the 1997 Registration Statement and the Prospectus, (i) there shall not have occurred a material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, earnings, business affairs, business properties, management, net worth or results of operations of the Trust, or the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, in each case other than as set forth in or contemplated by the Prospectus and (ii) neither the Trust, the Company nor any of its subsidiaries shall have sustained any loss or interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the 1994 Registration Statement, the 1995 Registration Statement, the 1997 Registration Statement or the Prospectus and which is material to the Trust or the Company and its subsidiaries taken as a whole, if in the judgment of the Representatives any such development makes it impracticable or inadvisable to consummate the sale and delivery of the Preferred Securities by the Underwriters at the initial public offering price.

          (d) The representations and warranties of the Company and the Trust contained in this Agreement shall be true and correct at and as of the Closing Time as if made on and as of the Closing Time, and the Representatives shall have received a certificate, dated as of the Closing Time and signed by the chief executive officer and the chief financial officer of the Company (or such other officers as are acceptable to the Representatives), and a certificate of the Trustees of the Trust, dated as of the Closing Time, each to the effect set forth in this Section 5(d) and in Sections 5(a), 5(c), 5(e) and 5(f) hereof.

          (e) The Company and the Trust shall have performed or complied with its respective agreements and satisfied all conditions which are required to be performed or complied with by them hereunder at or prior to the Closing Time.

          (f) Since the respective dates as of which information is given in the 1994 Registration Statement, the 1995 Registration Statement, the 1997 Registration Statement and the Prospectus, there shall have been no litigation or other proceeding instituted against the Trust or the Company or any of its subsidiaries or any of their respective officers or directors in their capacities as such, before or by any federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, in which litigation or proceeding an unfavorable ruling, decision or finding would reasonably be expected to have a Material Adverse Effect.

          (g) The Representatives shall have received a letter addressed to the Underwriters and dated the date hereof from Deloitte & Touche LLP, independent certified public accountants, substantially in the forms heretofore approved by the Representatives, confirming that they are independent accountants with respect to the Company as required by the 1933 Act and the 1933 Act Regulations, that the Trust is and will be treated as a consolidated subsidiary of the Company pursuant to generally accepted accounting principles and with respect to the financial and other statistical and numerical information contained in the 1994 Registration Statement, the 1995 Registration Statement, the 1997 Registration Statement and the Prospectus. At the Closing Time, Deloitte & Touche LLP shall have furnished to the Representatives a letter, dated the date of its delivery, which shall confirm, on the basis of a review in accordance with the procedures set forth in the letter from Deloitte & Touche LLP delivered on the date hereof, that nothing has come to their attention during the period from the date of the letter referred to in the prior sentence to a date (specified in the letter) not more than five days prior to the Closing Time which would require any change in their letter delivered on the date hereof if it were required to be dated and delivered at the Closing Time.

          (h) At Closing Time, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Preferred Securities as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Offerors in connection with the issuance and sale of the Preferred Securities as herein contemplated shall be satisfactory in form and substance to the Representatives and Sidley & Austin, counsel for the Underwriters.

          (i) At Closing Time, the Preferred Securities and the Junior Subordinated Debt Securities shall be rated in one of the four highest rating categories for long term debt ("Investment Grade") by any nationally recognized statistical rating agency, and the Trust shall have delivered to the Representatives a letter, dated the Closing Time, from such nationally recognized statistical rating agency, or other evidence satisfactory to the Representatives, confirming that the Preferred Securities and the Junior Subordinated

Debt Securities have Investment Grade ratings; and there shall not have occurred any decrease in the ratings of any of the debt securities of the Company, including the Junior Subordinated Debt Securities, or of the preferred stock of the Company, including the Preferred Securities, by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) and such organization shall not have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the debt securities of the Company, including the Junior Subordinated Debt Securities, or of the preferred stock of the Company, including the Preferred Securities.

          (j) At the Closing Time, the Preferred Securities shall have been approved for listing on the New York Stock Exchange upon notice of issuance.

          If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Representatives by notice to the Offerors at any time at or prior to Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4 hereof; provided, however, that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

          Section 6.  Indemnification.
                      ---------------

          (a) The Offerors will indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person, if any, who controls each Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, from and against any and all losses, claims, liabilities, expenses and damages (including any and all investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), as incurred, to which they, or any of them, may become subject under the 1933 Act, the 1934 Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus relating to the Preferred Securities, the 1994 Registration Statement, the 1995 Registration Statement, the 1997 Registration Statement or the Prospectus or any amendment or supplement to the 1994 Registration Statement, the 1995 Registration Statement, the 1997 Registration Statement or the Prospectus or in any documents filed under the 1934 Act and incorporated by reference into the Prospectus (when read together with the Prospectus), or the omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it not misleading, provided that the Offerors will not be liable to the extent that such loss, claim, liability, expense or damage arises from the sale of the Preferred Securities in the public offering to any person by such Underwriter and is based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to such Underwriter furnished in writing to the Offerors by such Underwriter expressly for inclusion in the 1994 Registration Statement, the 1995 Registration Statement, the 1997 Registration Statement, any preliminary prospectus relating to the Preferred Securities or the Prospectus, and provided further that the Offerors will not be liable to any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such loss, claim, liability, expense or damage purchased the Preferred Securities which are the subject thereof if the Offerors shall have sustained the burden of proving that such person did not receive from such Underwriter a copy of the Prospectus (or the Prospectus as amended or supplemented, excluding documents incorporated by reference therein), if the Offerors shall have previously furnished copies thereof to such Underwriter in accordance with this Agreement, at or prior to the confirmation of the sale of such Preferred Securities to such person in any case where such delivery is required by the 1933 Act and the untrue statement or omission of a material fact contained in the preliminary prospectus (or the Prospectus) was corrected in the Prospectus (or the Prospectus as amended or supplemented). This indemnity agreement will be in addition to any liability that the Offerors might otherwise have.

          (b) The Company agrees to indemnify the Trust against all loss, liability, claim, damage and expense whatsoever, which may become due from the Trust under Section 6(a) hereof.

          (c) Each Underwriter will indemnify and hold harmless the Offerors, each person, if any, who controls the Offerors within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, each of their directors or trustees and each of their officers who signed the 1994 Registration Statement, the 1995 Registration Statement or the 1997 Registration Statement to the same extent as the foregoing indemnity from the Offerors to each Underwriter, but only insofar as losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to such Underwriter furnished in writing to the Offerors by such Underwriter expressly for use in the 1994 Registration Statement, the 1995 Registration Statement, the 1997 Registration Statement, any preliminary prospectus relating to the Preferred Securities or the Prospectus. This indemnity will be in addition to any liability that each Underwriter might otherwise have.

          (d) Any party that proposes to assert the right to be indemnified under this Section 6 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 6, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve it from any liability that it may have to any indemnified party under the foregoing provisions of this Section 6 unless, and only to the extent that, such omission results in the forfeiture of or substantial prejudice to substantive rights or defenses by the indemnifying party. In the case of parties indemnified pursuant to Sections 6(a) and 6(b) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to Section 6(c) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm at any one time (plus local counsel) for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. Except as provided in Section 6(f), an indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld).

          (e) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity has or could have been sought hereunder by such indemnified party, unless such settlement (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

          (f) If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

          Section 7.  Contribution.  In order to provide for just and equitable
                      ------------
contribution in circumstances in which the indemnification provided for in
Section 6 is applicable in accordance with its terms but for any reason is held to be unavailable from the Offerors or the Underwriters, the Offerors and the Underwriters will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Offerors from persons other than the Underwriters, such as persons who control the Offerors within the meaning of the 1933 Act, officers of the Offerors who signed the 1994 Registration Statement, the 1995 Registration Statement or the 1997 Registration Statement and directors or trustees of the Offerors, who also may be liable for contribution) to which the Offerors and any one or more of the Underwriters may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Offerors on the one hand and the Underwriters on the other. The relative benefits received by the Offerors on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Offerors bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in note (3) of the table on the cover page of the Prospectus. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Offerors, on the one hand, and the Underwriters, on the other, with respect to the statements or omissions which resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant considerations with respect to such offering. Such relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Offerors or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Offerors and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not taken into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense or damage, or action in respect thereof, referred to above in this Section 7 shall be deemed to include, for purpose of this Section 7, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the underwriting commissions received by it, and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 7 are several in proportion to their respective underwriting obligations and not joint. For purposes of this Section 7, any person who controls a party to this Agreement within the meaning of the 1933 Act will have the same rights to contribution as that party, and each officer of the Offerors who signed the 1994 Registration Statement, the 1995 Registration Statement or the 1997 Registration Statement will have the same rights to contribution as the Offerors, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 7, will notify any such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 7. No party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld). The Company shall be jointly and severally liable for all contributions which the Trust may be required to make hereunder.

          Section 8.  Representations, Warranties and Agreements to Survive.
                      -----------------------------------------------------
The indemnity agreements contained in Section 6 hereof and contribution agreements contained in Section 7 hereof and all representations, warranties and agreements contained in this Agreement and the Pricing Agreement, or contained in certificates of officers or trustees of the Offerors submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Offerors and shall survive delivery of the Preferred Securities to the Underwriters. In addition, such indemnity and contribution agreements contained in Sections 6 and 7 shall survive any termination of this Agreement.

          Section 9.  Termination of Agreement.  (a) This Agreement shall be
                      ------------------------
subject to termination in the absolute discretion of the Representatives, without liability on the part of any Underwriter to the Offerors by notice to the Offerors, if prior to the Closing Time or each Date of Delivery, if any, as the case may be, (i) there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, (ii) trading in any of the securities of the Company shall have been suspended or materially limited by the Commission or the New York Stock Exchange, (iii) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market shall have been suspended or limited or minimum or maximum prices shall have been generally established on such exchange or such system, or additional material governmental restrictions, not in force on the date of this Agreement, shall have been imposed upon trading in securities generally by such exchange or such system or by order of the Commission or any court or other governmental authority, (iv) a general banking moratorium in New York or Minnesota shall have been declared by either federal or state authorities, (v) any material adverse change in the financial or securities markets in the United States or in political, financial or economic conditions in the United States or any outbreak or material escalation of hostilities or declaration by the United States of a national emergency or war or other calamity or crisis shall have occurred the effect of any of which is such as to make it, in the sole judgment of the Representatives, impracticable or inadvisable to market the Preferred Securities on the terms and in the manner contemplated by the Prospectus or to enforce contracts for the resale of the Preferred Securities by the Underwriters, or (vi) there shall have occurred any decrease in the ratings of any of the debt securities of the Company, including the Junior Subordinated Debt Securities, or of the preferred stock of the Company, including the Preferred Securities, by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the 1933 Act) or such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the debt securities of the Company, including the Junior Subordinated Debt Securities, or of the preferred stock of the Company, including of the Preferred Securities. Notice of such termination may be given to the Offerors by telegram, telecopy or telephone and shall be subsequently confirmed by letter.

          (b) If the Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

          Section 10. Default by One or More of the Underwriters.  If one or
                      ------------------------------------------
more of the Underwriters shall fail at the Closing Time to purchase the Preferred Securities that it or they are obligated to purchase under this Agreement and the Pricing Agreement (the "Defaulted Securities"), the Representatives shall have the right, within 48 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 48-hour period, then:

          (a) if the number of Defaulted Securities does not exceed 10% of the number of Preferred Securities, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all nondefaulting Underwriters, or

          (b) if the number of Defaulted Securities exceeds 10% of the number of Preferred Securities, this Agreement shall terminate without liability on the part of any nondefaulting Underwriter.

     In the event of any such default which does not result in a termination of this Agreement, either the Representatives or the Offerors shall have the right to postpone the Closing Time for a period not exceeding ten days in order to effect any required changes in the 1994 Registration Statement, the 1995 Registration Statement, the 1997 Registration Statement or the Prospectus or in any other documents or arrangements. No action taken pursuant to this Section 10 shall relieve any defaulting Underwriter from liability in respect of its default.

          Section 11. Notices.  All notices and other communications hereunder
                      -------
shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication provided such telecommunication is confirmed by recipient. Notices to the Underwriters shall be directed to the Representatives at Merrill Lynch World Headquarters, North Tower, World Financial Center, New York, New York 10281-1201, attention of General Counsel; notices to the Trust, and the Company shall be directed to them at 20 Washington Avenue South, Minneapolis, Minnesota 55401, attention of General Counsel.

          Section 12. Parties.  This Agreement and the Pricing Agreement shall
                      -------
each inure to the benefit of and be binding upon the Underwriters and the Trust, the Company and their respective successors. Nothing expressed or men tioned in this Agreement or the Pricing Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Trust and the Company and their respective successors and the controlling persons and officers, directors and trustees referred to in Sections 6 and 7 and their heirs and legal Representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or the Pricing Agreement or any provision herein or therein contained. This Agreement and the Pricing Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the Underwriters and the Trust and the Company and their respective successors, and said controlling persons and officers, directors and trustees and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

          Section 13. Governing Law and Time.  This Agreement and the Pricing
                      ----------------------
Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State. Except as otherwise set forth herein, specified times of day refer to New York City time.

          Section 14. Counterparts.  This Agreement may be executed by any one
                      ------------
or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Trust a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters and the Trust and the Company in accordance with its terms.

                              Very truly yours,

                              RELIASTAR FINANCIAL CORP.



                              By /s/ Richard R. Crowl
                                 ---------------------
                                 Title:




                              RELIASTAR FINANCING II



                              By /s/ Richard R. Crowl
                                 ---------------------
                                 Title:  Trustee

                              By /s/ Wayne R. Huneke
                                 ---------------------
                                  Title:  Trustee


CONFIRMED AND ACCEPTED,
  as of the date first above written:

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
DAIN BOSWORTH INCORPORATED
DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION
THE ROBINSON-HUMPHREY COMPANY, INC.
SMITH BARNEY INC.


By:  MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By /s/ Ethan P. Stambler
 -----------------------
   Authorized Signatory

Acting on its own behalf and as Representatives of the other
Underwriters named in Schedule A hereto.

                                  SCHEDULE A


                                                            Number of
Name of Underwriter                                    Preferred Securities
--------------------                                   --------------------

Merrill Lynch, Pierce, Fenner & Smith Incorporated............890,000

Dain Bosworth Incorporated....................................890,000

Donaldson, Lufkin & Jenrette Securities Corporation...........890,000

The Robinson-Humphrey Company, Inc............................890,000

Smith Barney Inc..............................................890,000

Alex. Brown & Sons Incorporated................................50,000

Cowen & Company................................................50,000

A.G. Edwards & Sons, Inc.......................................50,000

EVEREN Securities, Inc.........................................50,000

Legg Mason Wood Walker, Incorporated...........................50,000

J.P. Morgan Securities, Inc....................................50,000

Oppenheimer & Co., Inc.........................................50,000

Piper Jaffray Inc..............................................50,000

Prudential Securities Incorporated.............................50,000

Tucker Anthony Incorporated....................................50,000

Wheat, First Securities, Inc...................................50,000

     Total . . . . . . . . . . . .
                                             5,000,000

                        5,000,000 Preferred Securities

                            RELIASTAR FINANCING II

                          (a Delaware business trust)

             8.10% Trust Originated Preferred Securities ("TOPrS")

                   (Liquidation Amount of $25 Per Security)

                               PRICING AGREEMENT
                               -----------------

                                                            May 29, 1997
MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
DAIN BOSWORTH INCORPORATED
DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
THE ROBINSON-HUMPHREY COMPANY, INC.
SMITH BARNEY INC.
          as Representatives of the several
          Underwriters named in the within-
          mentioned Underwriting Agreement
c/o       MERRILL LYNCH & CO.
          Merrill Lynch, Pierce, Fenner & Smith Incorporated
          Merrill Lynch World Headquarters
          North Tower
          World Financial Center
          New York, New York 10281

Ladies and Gentlemen:

               Reference is made to the Underwriting Agreement, dated May 29, 1997 (the "Underwriting Agreement"), relating to the purchase by the several Underwriters named in Schedule A thereto, for whom Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Donaldson, Lufkin & Jenrette Securities Corporation, Dain Bosworth Incorporated, The Robinson-Humphrey Company, Inc. and Smith Barney Inc. are acting as Representatives (the "Representatives"), of the above 8.10% Trust Originated Preferred Securities (the "Preferred Securities"), of RELIASTAR FINANCING II, a Delaware business trust (the "Trust").

               Pursuant to Section 2 of the Underwriting Agreement, the Trust, ReliaStar Financial Corp. (the "Company"), a Delaware corporation, agree with each Underwriter as follows:

                    1. The initial public offering price per security for the Preferred Securities, determined as provided in said Section 2, shall be $25.00.

                    2. The purchase price per security for the Preferred Securities to be paid by the several Underwriters shall be $25.00, being an amount equal to the initial public offering price set forth above.

                    3. The compensation per Preferred Security to be paid by the Company to the several Under writers in respect of their commitments hereunder shall be $.7875.


          If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Trust a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters, the Trust and the Company in accordance with its terms.



                              Very truly yours,

                              RELIASTAR FINANCIAL CORP.


                              By /s/ Richard R. Crowl
                                 ---------------------
                                 Title:


                              RELIASTAR FINANCING II


                              By /s/ Richard R. Crowl
                                 ---------------------
                                 Title:  Trustee

                              By /s/ Wayne R. Huneke
                                 --------------------
                                 Title:  Trustee

CONFIRMED AND ACCEPTED,
  as of the date first above written:
MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
DAIN BOSWORTH INCORPORATED
DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
THE ROBINSON-HUMPHREY COMPANY, INC.
SMITH BARNEY INCORPORATED


By:  MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By /s/ Ethan P. Stambler
  ------------------------------------
   Authorized Signatory

Acting on its own behalf and as Representatives of the other Underwriters named in Schedule A to the Underwriting Agreement.